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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



      Date of report (Date of earliest event reported):   November 15, 2006
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                               CirTran Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State of Other Jurisdiction of Incorporation)


            0-26059                                   68-0121636
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    (Commission File Number)                (IRS Employer Identification No.)


   4125 South 6000 West, West Valley City, Utah          84128
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     (Address of Principal Executive Offices)          (Zip Code)


                                  801-963-5112
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)






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Item 1.01     Entry into a Material Definitive Agreement
Item 2.03     Creation of a Direct Financial Obligation

Entry into Lease Agreement for Subsidiary
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         On  November  15,  2006,  Diverse  Media Group  Corp.  ("DMG"),  a Utah
corporation and wholly owned subsidiary of CirTran Corporation (the "Company"), entered into a Lease Agreement and Lease (the "Lease") to lease approximately 1,150 square feet of office space (the "Bentonville Office") in an office complex in Bentonville, Arkansas. The address of the Bentonville Office is 1004 Beau Terre Drive, Suite E507, Bentonville, Arkansas 72712. The term of the Lease is for 24 calendar months, plus any partial month from the commencement date of November 15, 2006. The monthly rent on the Bentonville Office is $1,470.08. DMG paid a security deposit of $1,470.08, all or part of which may be refunded to DMG at the end of the lease.

         The Company issued a press release (the "Press Release") on November 28, 2006, relating to the Lease and the Property. In the Press Release, the Company announced that DMG's Bentonville Office will be managed by Oliver Mulcahy, who joins the Company as Director of Retail Distribution to manage the Bentonville office. Mr. Mulcahy was previously with Rethink Products, Inc., where he worked closely with Wal-Mart and Sam's Club locations and corporate offices to manage new products, concepts and Wal-Mart relationships for new suppliers. Mr. Mulcahy served as a consultant for companies regarding products, packaging and pricing structure to meet Wal-Mart and Sam's Club standards and practices and helped new suppliers obtain approval from Wal-Mart.

         The Press Release also pointed out that the Bentonville Office is strategically located to help create and manage an ongoing relationship with Wal-Mart stores, to facilitate the distribution of products through Wal-Mart stores on behalf of DMG marketing clients.

         The Company intends to seek to cultivate a relationship and marketing agreements with Wal-Mart and Sam's Club for the distribution of products, although no such relationship or agreements had been entered into as of the date of this Current Report.


Item 9.01.    Financial Statements and Exhibits.

       (a)    Financial Statements.  None.
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       (b)    Pro Forma Financial Information.  Not Applicable.
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       (c)    Exhibits.
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              99.1   Lease  Agreement  and Lease between  Behringer  Harvard TIC
                     Management Services LP and Diverse Media Group Corp., dated as of November 15, 2006.

              99.2   Press Release dated November 28, 2006.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CirTran Corporation


Date: November 28, 2006                      By:  /s/ Iehab Hawatmeh
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                                                Iehab J. Hawatmeh, President
































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